SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[X] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                        North Pittsburgh Systems, Inc.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                        North Pittsburgh Systems, Inc.
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:


Notes:
   IT WILL ASSIST MATERIALLY IN THE PREPARATION FOR THE ANNUAL MEETING IF SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY.

                         NORTH PITTSBURGH SYSTEMS, INC.

                               4008 GIBSONIA ROAD
                       GIBSONIA, PENNSYLVANIA 15044-9311
                           TELEPHONE NO. 412-443-9600

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 19, 1995

                               ------------------

     The Annual Meeting of Shareholders of North Pittsburgh Systems, Inc. will be held on Friday, May 19, 1995 at 2:00 p.m., Eastern Daylight Time, at THE COMPANY'S PRINCIPAL OFFICE, 4008 GIBSONIA ROAD, GIBSONIA, PENNSYLVANIA, for the purpose of considering and acting upon the following matters, as described in the accompanying Proxy Statement:

     1. To elect Directors.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 11, 1995, as the record date for the determination of Shareholders entitled to notice of and to vote at the meeting.

     You are cordially invited to attend the meeting. If you are unable to do so, please sign and date the enclosed proxy and return it promptly by mail in the enclosed envelope. No postage is required if mailed in the United States.

                                             By Order of the Board of Directors
                                             Allen P. Kimble
                                             Secretary

Dated: Gibsonia, PA
       April 21, 1995

                         NORTH PITTSBURGH SYSTEMS, INC.
                               4008 Gibsonia Road
                       Gibsonia, Pennsylvania 15044-9311
                           Telephone No. 412-443-9600

                               ------------------

                                PROXY STATEMENT
                 FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                  MAY 19, 1995

                               ------------------

                                    GENERAL

     This Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of North Pittsburgh Systems, Inc. (North Pittsburgh or Company) of Proxies to be used at the Annual Meeting of Shareholders of the Company and any adjournments thereof, to be held at THE COMPANY'S PRINCIPAL OFFICE, 4008 GIBSONIA ROAD, GIBSONIA, PENNSYLVANIA, on May 19, 1995, at 2:00 p.m., Eastern Daylight Time for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board of Directors has fixed the close of business on April 11, 1995, as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

     It is anticipated that this Proxy Statement and accompanying proxy card (Proxy) will be mailed to Shareholders for the first time on or about April 21, 1995. Shares represented by a valid Proxy received in time for voting will be voted in accordance with the Shareholder's instructions with respect to the election of Directors. If no such instructions are specified, the Proxy will be voted FOR each of the nominees for election as a Director. Shareholders may revoke their proxies at any time before such proxies are exercised by giving notice in writing to Allen P. Kimble, Secretary, North Pittsburgh Systems, Inc., 4008 Gibsonia Road, Gibsonia, Pennsylvania 15044-9311, by execution and submission of a Proxy bearing a later date, or by appearing at the Annual Meeting and giving notice of the revocation in person.

     The Company will bear the cost of solicitation of proxies. In addition to the use of the mails, the Company, if necessary, may use its officers and its regular employees, who will receive no compensation in addition to regular salary or pay, to solicit proxies from Shareholders, either personally, by telephone, facsimile, telegraph or letters. Arrangements will be made by the Company with brokers and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the shares held of record, and the Company will reimburse these persons for reasonable out-of-pocket expenses incurred.

                                 VOTING RIGHTS

     Only Shareholders of record at the close of business on April 11, 1995 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. At that date, the Company had outstanding and entitled to vote 7,520,000 shares of Common Stock. Holders of Common Stock are entitled to one vote for each share held in respect to the election of Directors. Three Judges of Election were appointed by the Company's Board of Directors under the authority of the By-Laws of the Company and the Pennsylvania Business Corporation Law to conduct the tabulation of votes in respect to the election of Directors and to report the results thereof. Election as a Director requires a favorable vote of the majority of the total shares represented at the meeting. The total shares represented includes abstentions, withheld votes and broker non-votes.

                                STOCK OWNERSHIP

     As of March 15, 1995, Armstrong Utilities, Inc. (Armstrong), a Pennsylvania corporation, the principal business of which is cable television and all of the stock of which is owned by Armstrong Holdings, Inc., a Delaware corporation, held of record 467,870 shares or 6.22% of the Company's 7,520,000 shares of outstanding Common Stock. As of that date, no other entity or individual held of record more than 5% of such stock. A Schedule 13D and amendments thereto have been filed with the Securities and Exchange Commission on the joint behalf of (i) Jud, Incorporated, a Pennsylvania corporation (holder of 130,520 shares) providing management services, the stock of which is owned by Armstrong Holdings, Inc., (ii) Armstrong, (iii) Armstrong Holdings, Inc. (holder of 18,478 shares) and (iv) Director Jay L. Sedwick and his spouse, Jay L. Sedwick's brother-in-law and his spouse, an unrelated officer of Jud, Incorporated, Armstrong and Armstrong Holdings, Inc., and his spouse and certain other persons, both individually and in respect of certain of their capacities as officers of Jud, Incorporated, Armstrong and Armstrong Holdings, Inc. The aggregate beneficial ownership at March 15, 1995 of those filing the Schedule 13D, or subject to the reporting requirements thereof, was 661,738 shares or 8.80% of the Company's outstanding Common Stock. Each of such persons disclaimed any membership in any "group" as such term is defined in Rule 13d-5 under the Securities Exchange Act of 1934 and the reporting persons have indicated that the stock has been acquired for investment.

     The following table sets forth information with respect to all persons known to the Company who could be beneficial owners of more than 5% of the Company's voting securities as of March 15, 1995 including those persons who by virtue of their relationship to Jud, Incorporated, Armstrong and Armstrong Holdings, Inc. might be deemed to be beneficial owners of the North Pittsburgh stock held by those corporations:

                                    TABLE I

                       BENEFICIAL OWNERS OF MORE THAN 5%
                        OF OUTSTANDING VOTING SECURITIES

      (1)                    (2)                        (3)                (4)
     TITLE             OWNER'S NAME AND          AMOUNT AND NATURE       PERCENT
    OF CLASS           BUSINESS ADDRESS            OF OWNERSHIP         OF CLASS
    --------           ----------------            ------------         --------
Common Stock      Armstrong Utilities, Inc.     467,870  Direct            6.22%
                  One Armstrong Place
                  Butler, PA 16001

Common Stock      Jay L. Sedwick                  1,061  Direct            0.01%
                  One Armstrong Place           645,207  Indirect (1)      8.58%
                  Butler, PA 16001

Common Stock      William C. Stewart              8,820  Direct            0.12%
                  One Armstrong Place           632,187  Indirect (2)      8.41%
                  Butler, PA 16001

Common Stock      Kirby J. Campbell               5,300  Direct            0.07%
                  One Armstrong Place           633,387  Indirect (3)      8.42%
                  Butler, PA 16001

- - ---------
(1) Jay L. Sedwick, a Director of the Company, is a Director and President of Jud, Incorporated, Chairman of the Board, President and Chief Executive Officer of Armstrong and a Director and President of Armstrong Holdings, Inc. If he were deemed the beneficial owner of the 130,520, 467,870 and 18,478 shares respectively held by such corporations, the 12,820 shares held individually by his wife, the 15,319 shares held by the Sedwick Foundation, of which Jay L. Sedwick is a Co-Trustee, and the 200 shares held by the Estate of Jud L. Sedwick, of which Jay L. Sedwick is a Co-Executor, his indirect beneficial ownership would total 645,207 shares.

(2) William C. Stewart, brother-in-law of Jay L. Sedwick, is a Director and Secretary of Jud, Incorporated, a Director, Chief Operating Officer, Vice President and Secretary of Armstrong and a Director and Secretary of Armstrong Holdings, Inc. If he were deemed the beneficial owner of the 130,520, 467,870 and 18,478 shares respectively held by such corporations and the 15,319 shares held by the Sedwick Foundation, of which William C. Stewart is a Co-Trustee, his indirect beneficial ownership would total 632,187 shares.

(3) Kirby J. Campbell is a Director, Chief Financial Officer, Vice President and Treasurer of both Jud, Incorporated and Armstrong and a Director, Vice President--Finance and Treasurer of Armstrong Holdings, Inc. If he were deemed the beneficial owner of the 130,520, 467,870 and 18,478 shares respectively held by such corporations, the 15,319 shares held by the Sedwick Foundation, of which Kirby J. Campbell is a Co-

     Trustee, the 200 shares held by the Estate of Jud L. Sedwick, of which Kirby J. Campbell is a Co-Executor, and the 1,000 shares held by him under the PA Uniform Transfers to Minors Act as custodian for two children, his indirect beneficial ownership would total 633,387 shares.

     The following table sets forth information with respect to the beneficial ownership as of March 15, 1995 of individual Directors and of all Directors and Officers as a Group:

                                    TABLE II

                        SECURITY OWNERSHIP OF MANAGEMENT

      (1)                     (2)                        (3)                 (4)
     TITLE                  NAME OF               AMOUNT AND NATURE        PERCENT
    OF CLASS           BENEFICIAL OWNER            OF OWNERSHIP (1)       OF CLASS
    --------           ----------------            ----------------       --------
Common Stock      Harry R. Brown                  19,501  Direct (2)         0.26%
                                                   7,672  Indirect (3)       0.10%

Common Stock      Charles E. Cole                 29,295  Direct (4)         0.39%
                                                  11,286  Indirect (5)       0.15%

Common Stock      Gerald A. Gorman                 8,000  Direct (6)         0.11%
                                                   3,500  Indirect (7)       0.05%

Common Stock      Richard R. Kauffman             21,200  Direct             0.28%

Common Stock      Frank D. Reese                   5,650  Direct             0.08%
                                                   5,650  Indirect (8)       0.08%

Common Stock      Jay L. Sedwick                   1,061  Direct             0.01%
                                                 645,207  Indirect (9)       8.58%

Common Stock      Charles E. Thomas, Sr.          48,265  Direct             0.64%
                                                  11,843  Indirect (10)      0.16%

Common Stock      Charles E. Thomas, Jr.          14,105  Direct (11)        0.19%
                                                  10,500  Indirect (12)      0.14%

Common Stock      Barton B. Williams              13,075  Direct (13)        0.17%

Common Stock      All Directors and Officers     172,352  Direct             2.29%
                  as a Group (14 Persons)        692,588  Indirect (14)      9.21%

- - ---------
 (1) Included in the shares set forth in the table above are (a) shares beneficially owned by the Director, his wife, minor children, and relatives living in his house, and, includable in such table under rules of the Securities and Exchange Commission and (b) shares which are deemed to be beneficially owned because the Director has voting power or power of disposition with respect to the shares. Share amounts are reported as of March 15, 1995 and percentages of share ownership are calculated based upon 7,520,000 shares of Common Stock outstanding as of that date.

 (2) Of the 19,501 shares directly owned by Harry R. Brown, 5,090 shares are held jointly with his wife.

 (3) Of the 7,672 shares indirectly owned by Harry R. Brown, 5,967 shares are held individually by his wife and 1,705 shares are held by the June D. Brown Estate, of which Harry R. Brown is a Co-Executor.

 (4) Of the 29,295 shares directly owned by Charles E. Cole, 25,648 shares are held jointly with his wife and 87 shares are held for the benefit of Charles E. Cole, IRA.

 (5) Of the 11,286 shares indirectly owned by Charles E. Cole, 7,786 shares are held individually by his wife and 3,500 shares are held by The Profit Sharing Plan of Cole & Huber Medical Associates, a Pennsylvania corporation. Dr. Cole is a participant in the Plan and a major shareholder in the corporation.

 (6) Of the 8,000 shares directly owned by Gerald A. Gorman, 4,500 shares are held jointly with his wife.

 (7) The 3,500 shares indirectly owned by Gerald A. Gorman are held individually by his wife.

 (8) The 5,650 shares indirectly owned by Frank D. Reese are held individually by his wife.

 (9)  For information with respect to the 645,207 shares indirectly owned by Jay
      L. Sedwick, please refer to Note 1 to Table I above.

(10) The 11,843 shares indirectly owned by Charles E. Thomas, Sr. are held individually by his wife.

(11) Of the 14,105 shares directly owned by Charles E. Thomas, Jr., 5,900 shares are held jointly with his wife.

(12) The 10,500 shares indirectly owned by Charles E. Thomas, Jr., are held by him under the PA Uniform Transfers to Minors Act as custodian for five children.

(13) The 13,075 shares directly owned by Barton B. Williams are held jointly with his wife.

(14) The 692,588 shares indirectly owned by all Directors and Officers as a Group include the 645,207 shares indirectly owned by Jay L. Sedwick and described in Note 1 to Table I above.

     No Director, officer or "group" as defined in Rule 13d-5 under the Securities Exchange Act of 1934 is a beneficial owner of more than 5% of the Company's Common Stock by virtue of any voting trust or similar arrangement.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                             ELECTION OF DIRECTORS

     The By-Laws provide that North Pittsburgh shall be managed by a Board of Directors of not less than seven (7) nor more than nine (9) members and that the number of Directors to be elected shall be determined by the Board of Directors prior to the Annual Meeting at which such Directors are to be elected. The Board of Directors has established the number of Directors at nine (9) for the coming year.

     The persons named in the following table will be nominated for election as Directors of North Pittsburgh to serve until the 1996 Annual Meeting of Shareholders and until their successors are elected. All nominees are present Directors of North Pittsburgh and were elected at the 1994 Annual Meeting of Shareholders. The number of shares of Common Stock represented by proxy at the 1994 Annual Meeting of Shareholders held May 20, 1994 was 7,115,236 or 94.6%, of the 7,520,000 outstanding shares of such stock on that date.

     It is the intention of the proxies to vote for the election of nine (9) Directors and unless authority to vote for any or all individual nominees is withheld, it is the intention of the proxies to vote for the election of the nominees listed in the following table. If any of the following nominees should become unavailable as a candidate for any reason, which is not anticipated, the Board of Directors in its discretion may designate a substitute nominee, in which event votes will be cast for such substitute nominee pursuant to the accompanying Proxy, or offer a resolution to the meeting to reduce the number to be nominated.

     The information in the table which follows includes as to each such nominee, the nominee's age, the year in which service commenced as a Director of North Pittsburgh, the nominee's current positions and offices held with North Pittsburgh, the nominee's business experience during the past five years and certain other information. Individual shareholdings of each nominee may be found above in Table II, Security Ownership of Management.

                       NOMINEES FOR ELECTION AS DIRECTORS
                        AND INFORMATION CONCERNING THEM

BIOGRAPHICAL SUMMARIES OF NOMINEES1

     Unless otherwise specified, "North Pittsburgh" as used below means North Pittsburgh Systems, Inc. since May 31, 1985 and North Pittsburgh Telephone Company, its predecessor, before that date. Positions and experience related only to North Pittsburgh Telephone Company, the Company's principal subsidiary, are also presented.

HARRY R. BROWN                           Director of North Pittsburgh since 1989

Vice President of North Pittsburgh Systems, Inc. and Vice President--Operations of North Pittsburgh Telephone Company

     Mr. Brown, 58, has been Vice President of North Pittsburgh Systems, Inc. since May, 1992 and Vice President--Operations of North Pittsburgh Telephone Company since 1987. Mr. Brown also held the following North Pittsburgh positions: Assistant Vice President--Operations from 1986 to 1987, Network Engineering Manager from 1984 to 1986 and Equipment Supervisor from 1975 to 1984.

DR. CHARLES E. COLE                      Director of North Pittsburgh since 1968
Physician--Cole & Huber Medical Associates

     Dr. Cole, 64, is a physician practicing as Cole & Huber Medical Associates in the Town of McCandless, PA.

GERALD A. GORMAN                         Director of North Pittsburgh since 1979

President of North Pittsburgh Systems, Inc. and President and General Manager of North Pittsburgh Telephone Company

     Mr. Gorman, 65, has been President of North Pittsburgh Systems, Inc. since May, 1994, President since May, 1993 and General Manager since 1992 of North Pittsburgh Telephone Company, Executive Vice President of both Companies from 1992 to 1994, Vice President--Finance from 1972 to 1992, Assistant General Manager from 1986 to 1992, Secretary from 1968 to 1993 and Treasurer from 1968 to 1979.

RICHARD R. KAUFFMAN                      Director of North Pittsburgh since 1980
Executive Vice President and Chief Executive Officer of The National Bank of Coxsackie

     Mr. Kauffman, 53, has been Executive Vice President and Chief Executive Officer of The National Bank of Coxsackie, Coxsackie, NY, since August, 1991. He previously served as Executive Vice President and Chief Operating Officer of The Sussex Trust Company, Georgetown, DE from January, 1991 to July, 1991 and Executive Vice President for the same company from March, 1990 to January, 1991. Prior thereto, Mr. Kauffman was a private investor in 1989, President of Valley National Bank in Freeport, PA from 1982 to 1988 and Executive Vice President of the same bank from 1978 to 1982.

FRANK D. REESE                           Director of North Pittsburgh since 1974

Director of Future Technology and Product Planning of North Pittsburgh Telephone Company

     Mr. Reese, 77, has been Director of Future Technology and Product Planning of North Pittsburgh Telephone Company since May, 1994. Mr. Reese also held the following North Pittsburgh positions: President from 1979 to

- - ---------
1 Unless otherwise indicated, a nominee has had the same principal occupation for the past five years. Only directorships in companies with a class of equity securities registered pursuant to the Securities Exchange Act of 1934, or otherwise subject to its periodic reporting requirements, are listed. No corporation or organization listed herein is a parent, subsidiary or other affiliate of North Pittsburgh Systems, Inc. or its subsidiaries. There are no arrangements or understandings among any director, North Pittsburgh Systems, Inc. or its subsidiaries or any other person pursuant to which a director was or is to be selected.

1994, Chief Executive Officer from 1992 to 1993, General Manager from 1975 to 1992, Executive Vice President from 1972 to 1979 and Assistant General Manager from 1974 to 1975.

JAY L. SEDWICK                           Director of North Pittsburgh since 1980
President and Chief Executive Officer of Armstrong Utilities, Inc.

     Mr. Sedwick, 60, has been the President and Chief Executive Officer of Armstrong Utilities, Inc. in Butler, PA since 1988 (engaged in the business of providing cable television service to locations in Kentucky, Maryland, Ohio, Pennsylvania and West Virginia). He previously served as President and Chief Operating Officer of the same company from 1981 to 1988 and as General Manager and Treasurer from 1963 to 1981.

CHARLES E. THOMAS, SR.                   Director of North Pittsburgh since 1957
Chairman of Board of Directors of North Pittsburgh

     Mr. Thomas, 81, has been Chairman of the Board of Directors of North Pittsburgh since 1968. Mr. Thomas has also been a partner in the law firm of Thomas, Thomas, Armstrong & Niesen, Harrisburg, PA, since the formation in 1991 of this firm which is retained as general counsel for North Pittsburgh. Previous thereto, he was a partner in the law firm of Thomas & Thomas from 1977 to 1990. Mr. Thomas is also a director of Denver and Ephrata Telephone and Telegraph Company, Ephrata, PA.

CHARLES E. THOMAS, JR.          Director of North Pittsburgh since January, 1993
Partner of Thomas, Thomas, Armstrong & Niesen

     Mr. Thomas, Jr., 52, son of Charles E. Thomas, Sr., Chairman of the Board, has been a partner in the law firm of Thomas, Thomas, Armstrong & Niesen, Harrisburg, PA, since the formation of this firm in 1991, concentrating in public utility, securities regulation and corporate law. Previous thereto, he was a partner in the law firm of Thomas & Thomas from 1977 to 1990.

BARTON B. WILLIAMS                       Director of North Pittsburgh since 1986
President of Parks Moving and Storage, Inc.

     Mr. Williams, 53, has been President of Parks Moving and Storage, Inc., Warrendale, PA since 1973.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors, which held thirteen meetings during 1994, does not have standing audit or nominating committees, but rather acts as a committee of the whole with respect to these functions. Charles E. Thomas, Sr., Chairman of the Committee, Charles E. Cole, Frank D. Reese and Gerald A. Gorman serve, without compensation, as an Executive Committee of North Pittsburgh Systems, Inc. and subsidiaries with full power of the Board of Directors when the Board is not in session and action is considered necessary and in the best interests of each company. No Executive Committee meetings were held in 1994. Charles E. Thomas, Sr., Chairman of the Committee, Charles E. Cole, Richard R. Kauffman, Frank D. Reese (effective June, 1994), Jay L. Sedwick, Charles E. Thomas, Jr. and Barton B. Williams serve, without compensation, as a Compensation Committee and, in respect to compensation for 1994, held two meetings (see Compensation Committee Report on Executive Compensation).

                             EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE. The Summary Compensation Table below shows the total compensation of Gerald A. Gorman and of Harry R. Brown, the only Executive Officers whose compensation exceeded $100,000 during 1994. In addition, such Table shows the compensation of Frank D. Reese who served as President until May 20, 1994.

                         SUMMARY COMPENSATION TABLE(1)

         (a)
         NAME                              (c)                (i)
         AND               (b)     ANNUAL COMPENSATION     ALL OTHER
  PRINCIPAL POSITION      YEAR            SALARY         COMPENSATION
  ------------------      ----            ------         ------------
Gerald A. Gorman*         1994           $129,000(2)       $15,065(3)
                          1993            121,917           13,129
                          1992            113,000           11,150

Harry R. Brown**          1994           $108,200(2)       $14,337(3)
                          1993            104,200           12,647
                          1992             99,200           10,264

Frank D. Reese***         1994           $ 39,167(2)       $11,921(3)
                          1993             91,875           12,043
                          1992            126,000           12,238

- - ---------
  * President of North Pittsburgh Systems, Inc. since May, 1994; President since 1993 and General Manager since 1992 of North Pittsburgh Telephone Company; Executive Vice President from 1992 to 1994, Vice
     President--Finance and Assistant General Manager in 1992, Secretary in 1992 and 1993 of both companies. Mr. Gorman was also a Director of both companies in all three years.

 **  Vice President of North Pittsburgh Systems, Inc.; Vice
     President--Operations of North Pittsburgh Telephone Company and a Director of both companies in all three years.

*** Director of Future Technology and Product Planning of North Pittsburgh Telephone Company since May, 1994; President of North Pittsburgh Systems, Inc. from 1992 to 1994; President and Chief Executive Officer of the same company from May, 1992 to May, 1993; President and General Manager of both companies until May, 1992. Mr. Reese was also a Director of both companies in all three years.

NOTES TO SUMMARY COMPENSATION TABLE:

(1) The Summary Compensation Table reflects salary (both cash and deferred), Director fees and Company contributions to a defined contribution plan only. No other forms of compensation such as Bonus, Restricted Stock Awards, Stock Appreciation Rights, Options or Long Term Incentive Payments exist.

(2) The Company has a Deferred Compensation Plan (Plan) under which the Chairman of the Board of Directors, the President, any Vice President and the Treasurer of the Company can elect to defer portions of their regular monthly salaries up to a maximum of $5,000 per month. Any individual deferred compensation agreements executed under the Plan expire on the date of retirement or on such other date as may be agreed upon. Distribution of deferred salary amounts begins upon the individual's retirement, termination, death or disability, whichever event occurs first. Under such Deferred Compensation Plan, Mr. Gorman, during 1994, deferred $1,000 per month and Mr. Reese, through May, 1994, deferred $2,700 per month of their regular monthly salaries. The distribution of such deferred amounts will begin within thirty (30) days of the earliest of Messrs. Gorman's and Reese's respective actual retirement dates, termination dates, dates of death or dates of permanent disability, whichever first occurs.

(3) Messrs. Gorman, Brown and Reese received, in 1994, $10,550 each as compensation as Directors. No amounts were paid for special or committee assignments. In 1994, annual contributions were made to the North Pittsburgh Telephone Company Employees' Savings and Retirement Plan (401-K) for the benefit of Messrs. Gorman, Brown and Reese in the amounts of $4,515, $3,787 and $1,371 respectively.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Directors Charles
E. Thomas, Sr., Charles E. Cole, Richard R. Kauffman, Jay L. Sedwick, Charles E. Thomas, Jr. and Barton B. Williams, acting as a Compensation Committee met on December 3, 1993 for the purpose of determining Officers' Compensation for 1994. They had available for use, as a general basis for consideration, information obtained from executive compensation seminars and salary levels for comparable positions, both nationally and regionally, in other utilities

(including telephone companies) and in other general industry segments. Also considered were Officer salary levels existing in 1993, changes in the telephone industry as a whole, the effect of these changes on the Company, the responsibilities of Officers relating to these changes and the Officer restructuring which had taken place at the Organizational Meeting of the Board of Directors following the 1993 Annual Meeting of Shareholders. As was done for 1993, the Compensation Committee recommended setting the annual salary compensation for Officers at levels which considered the Officer's responsibilities, the salary structures of comparable telephone companies, the salary structures of other industries in and around the Pittsburgh area, inflation and merit. This latter factor, as determined by the Compensation Committee, was not based solely on traditional performance measures which may exist in other industries such as sales, earnings, return on equity, etc. (see Performance Graph), but rather reflected one of the basic philosophies of the Company, namely, that Officers are charged with the principal responsibility of providing quality telephone communication services at reasonable prices and, at the same time, enhancing Shareholder values. In the opinion of the Committee, these objectives have been met successfully over the past five or more years.

     Salary levels were again considered by the full Compensation Committee on May 20, 1994 and revised on Committee recommendation, effective June 1, 1994, in consideration of the management restructuring which was implemented at the Organizational Meeting of the Board of Directors on May 20, 1994, following the Company's Annual Meeting of Shareholders. At that meeting, Mr. Gorman was elected as President and Mr. Barthlow as a Vice President of North Pittsburgh Systems, Inc. and Mr. Reese was appointed to the newly created position of Director of Future Technology and Product Planning of North Pittsburgh Telephone Company. The new duties and positions of individual Officers were considered and discussed by the Committee and the compensation information available at the December, 1993 meeting of the Committee was again considered, as well as the accomplishments of the Officers, the changes in their duties, salary levels of other comparable companies, both inside and outside of Pennsylvania, and the demands of the ever changing telecommunications industry. The amounts set forth in the Summary Compensation Table reflect the salary levels recommended by the Compensation Committee in December, 1993, and the revisions therein recommended by the Committee in May, 1994.

     The following Performance Graph provides Shareholders with a comparison of the total return experienced by the Company in relation to the broad equity market indexes shown thereon.

                                  PERFORMANCE GRAPH


                             [GRAPH APPEARS HERE]
                  COMPARISON OF FIVE YEAR CUMULATIVE RETURN
                 AMONG NPSI, S&P TELEPHONE INDEX AND NASDAQ

Measurement period
(Fiscal year Covered)        NPSI                S&P TELEPHONE       NASDAQ
- - ---------------------        ----                -------------       ------
Measurement PT -
12/31/89                     $100.00             $100.00             $100.00
FYE 12/31/90                 $127.10             $ 95.46             $ 82.20
FYE 12/31/91                 $145.38             $102.66             $128.93
FYE 12/31/92                 $160.09             $112.50             $148.85
FYE 12/31/93                 $180.02             $129.84             $170.80
FYE 12/31/94                 $221.30             $128.33             $165.36




     The above Performance Graph provides an indicator of cumulative total shareholder returns over a five-year period for the Company (North Pittsburgh Systems, Inc. (NPSI)) as compared with the National Association of Security Dealers Automated Quotation System (NASDAQ) Composite Index and the Standard and Poor's (S&P) Telephone Index. "Total shareholder returns" assumes the reinvestment of dividends. The Graph also assumes that $100 was invested on December 31, 1989 in NPSI, the S&P Telephone Index and the NASDAQ Index. For example, NPSI's base of $100 at the beginning of the period, on a total return basis, is calculated to be approximately $221 at the end of the five-year period, a gain of approximately 121% over such period.

     RETIREMENT BENEFIT TABLE. The following table illustrates estimated annual benefits (average annual earnings multiplied by a benefit factor of 1.4% multiplied by years of service) payable to Participants at their respective retirement dates under the Company's Retirement Plan, or in the case of Mr. Gorman and Mr. Reese, under both the Company's Retirement Plan and the Company's non-qualified retirement benefits plan covering deferred compensation as explained in Note (3) to this Table.

                            RETIREMENT BENEFIT TABLE

AVERAGE ANNUAL EARNINGS USED                YEARS OF SERVICE
   AS BASIS FOR COMPUTING     ----------------------------------------
    RETIREMENT BENEFITS         10         20         30         40
    -------------------         --         --         --         --
         $100,000             $14,000    $28,000    $42,000    $56,000
          110,000              15,400     30,800     46,200     61,600
          120,000              16,800     33,600     50,400     67,200
          130,000              18,200     36,400     54,600     72,800
          140,000              19,600     39,200     58,800     78,400
          150,000              21,000     42,000     63,000     84,000
          160,000              22,400     44,800     67,200     89,600

- - ---------

NOTES TO RETIREMENT BENEFIT TABLE:

(1) The compensation amounts paid to Mr. Gorman, Mr. Brown and Mr. Reese for 1994 of $129,000, $108,200 and $39,167, respectively, as shown in the
     Annual Compensation-Salary column of the Summary Compensation Table, are covered under the Company's Retirement Plan and/or the Company's non-qualified retirement benefits plan. Mr. Gorman, Mr. Brown and Mr. Reese as of December 31, 1994, had accumulated 28.84, 34.28 and 21.04 years of credited service, respectively, under the Retirement Plan.

(2) Benefits listed in the Table are not subject to any deductions for Social Security or other offset amounts.

(3) The Company's Retirement Plan (Retirement Plan) provides retirement benefits to all full-time employees, age 21 and over, generally based on average basic monthly compensation, excluding overtime earnings or other amounts earned, during the highest sixty (60) months of employment. The amount of contribution or accrual applicable to an individual in respect to this defined benefit plan cannot be calculated readily. However, the aggregate cash contribution required for the Retirement Plan year ended October 31, 1994 was equal to 9.3% of the total covered remuneration of all Participants in the Retirement Plan. Although deferrals of regular salary amounts under the Company's Deferred Compensation Plan are not considered as being covered remuneration in the Retirement Plan, the Company's position in respect to an officer's fixed annual salary set by its Board of Directors is that the entire amount of such salary, deferred or not, should be included in the remuneration base used to calculate retirement benefits. Accordingly, in addition to the Retirement Plan, the Company adopted a non-qualified retirement benefit plan under which retirement benefits will be calculated on any amounts of regular salary that have been deferred under the Company's Deferred Compensation Plan. The non-qualified retirement plan is designed so that an officer who has deferred part of his regular fixed salary will receive exactly the same total retirement benefits that he would have received if no deferments of monthly salary had been made. As shown in Note (2) to the Summary Compensation Table, Mr. Gorman and Mr. Reese have elected to defer part of their regular salary. Under the Retirement Plan, Mr. Gorman is a current Participant and Mr. Reese is a Retired Participant. The normal retirement date under the Retirement Plan is the first day of the month following a Participant's 65th birthday; however, employment after a normal retirement date is includable in benefit calculations. Mr. Gorman had 29.7 years of credited service on his normal retirement date. Mr. Reese, in accordance with IRS regulations, began to receive on April 1, 1990, the actuarial equivalent of his normal monthly benefit of approximately $900, the calculation of which excluded his deferred compensation under the Company's Deferred Compensation Plan. When Mr. Reese's deferred compensation is considered under the Company's non-qualified retirement benefits plan, he is eligible for an additional normal monthly retirement benefit of approximately $1,500 when he actually retires. These amounts are subject to change as Mr. Reese accumulates additional credited service.

(4) Frank D. Reese, who was not an eligible participant in any retirement plan at the time of his employment in 1973, began, on March 3, 1994, to receive, through a Single Premium Deferred Annuity, a monthly payment of approximately $1,100. The Single Premium Deferred Annuity was fully paid and no expenses were incurred in 1994, 1993 or 1992 in respect thereto.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Under the Company's By-Laws, the Board of Directors has the authority to appoint a firm of accountants to conduct an annual examination of the financial status, property and affairs of the Company. In accordance with such authority, KPMG Peat Marwick LLP, which has audited the financial statements of the Company annually since 1952, has been appointed by the Board of Directors to provide audit and tax services for the year ending December 31, 1995. As a consequence, no recommendations will be made at the 1995 Annual Meeting in respect to accountants and this matter will not be submitted for a vote at the meeting.

     A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, will be given an opportunity to make a statement, if he/she so desires, and will be available to respond to appropriate questions by Shareholders.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals intended for presentation at the 1996 Annual Meeting must be received at the office of the Secretary, North Pittsburgh Systems, Inc., 4008 Gibsonia Road, Gibsonia, PA 15044-9311 not later than December 22, 1995 in order to be eligible to be included in the Company's Proxy Statement for that meeting. It is recommended that Shareholder proposals be sent to the Company by Certified Mail, Return-Receipt Requested.

                                 OTHER MATTERS

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than that stated in the Notice of Meeting. However, if any other business shall properly come before the meeting, votes may be cast pursuant to the proxies solicited hereby in respect to such other business in accordance with the best judgment of the person or persons acting under the proxies.

     Accompanying this Proxy solicitation material is a copy of the Company's Annual Report for the year 1994, which includes the following audited financial statements: Consolidated Balance Sheets as of December 31, 1994 and 1993, and for each of the years in the three-year period ended December 31, 1994, Consolidated Statements of Earnings, Consolidated Statements of Shareholders' Equity and Consolidated Statements of Cash Flows. The Annual Report is submitted for the general information of the Company's Shareholders and is not intended to induce, or for use in connection with, any sale or purchase of securities of the Company, nor should it be regarded as Proxy soliciting material or as a communication by means of which any solicitation is made.

                                             By Order of the Board of Directors
                                             Allen P. Kimble
                                             Secretary

Dated: April 21, 1995

                         NORTH PITTSBURGH SYSTEMS, INC.
                               4008 GIBSONIA ROAD
                            GIBSONIA, PA 15044-9311

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Gerald A. Gorman, Allen P. Kimble and Charles E. Cole, and/or any one or more of them, each with the power to appoint his substitute, as proxies of the undersigned and authorizes them to represent and to vote, as designated below, all shares of Common Stock of North Pittsburgh Systems, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 19, 1995 and at any adjournments thereof.

1.         ELECTION OF DIRECTORS
              [ ] FOR all nominees listed below:      [ ] WITHHOLD AUTHORITY to vote for all nominees listed below:

              Harry R. Brown, Charles E. Cole, Gerald A. Gorman, Richard R. Kauffman, Frank D. Reese, Jay L. Sedwick,
                                 Charles E. Thomas, Sr., Charles E. Thomas, Jr., Barton B. Williams

    (INSTRUCTION--To withhold authority to vote for any individual nominee write that nominee's name in the space below)

 ------------------------------------------------------------------------------
                   (Continued and to be signed on other side)

    The Proxies may vote in their discretion on any other business as may properly come before the meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL LISTED NOMINEES IN THE ELECTION OF DIRECTORS.

Please sign exactly as name appears below. If stock is held in joint names, both must sign. When signing as attorney, executor, administrator, custodian, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                     Dated................, 1995

                                                     PLEASE MARK, SIGN, DATE AND
                                                     RETURN THE PROXY CARD
                                                     PROMPTLY USING THE ENCLOSED
                                                     ENVELOPE.
                                                      ..........................
                                                                     (Signature)

                                                      ..........................
                                                     (Signature if held jointly)